Risks - Foreign Currency Sensitivity (Detail) - EUR (€) € in Thousands	12 Months Ended
	Dec. 31, 2019	Dec. 31, 2018	Dec. 31, 2017
Foreign currency narrative [line items]
Revenue derived from sales in currency different from euro	29.00%	30.00%	31.00%
USD impact on cash and term accounts held in USD	€ 553
Rate for amount in EUR	€ 1
USD rate increase/decrease by	10.00%
Net result would be higher	€ 895
Net result would be lower	€ 780